UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 11, 2007

Staples, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-17586	04-2896127
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification Number)
of incorporation)

Five Hundred Staples Drive, Framingham, MA	01702
(Address of principal executive offices)	(Zip Code)

508-253-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 11, 2007, our Board of Directors elected Justin M. King and Robert E. Sulentic as directors of Staples, Inc. and appointed each of them to the Audit Committee of our Board of Directors.  Mr. King and Mr. Sulentic will be compensated for their service on our Board of Directors and its committees in accordance with our Non-Management Director Compensation Summary which is filed as Exhibit 10.2 to our Form 10-Q for the quarter ended October 29, 2005 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2007	Staples, Inc.

	By:	/s/ Kristin A. Campbell
Kristin A. Campbell
Senior Vice President,
General Counsel and Secretary